Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports 3rd Quarter Continuing

Operations EPS of $0.46 – 15% EPS Growth

CHARLOTTE, N.C. – November 8, 2013 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported 2013 third quarter earnings from continuing operations of $24.7 million. Earnings from continuing operations per diluted share increased 15.0% to $0.46 compared to an adjusted $0.40 in the prior year quarter. Adjusted results in the third quarter of 2012 exclude a pre-tax charge of approximately $18.5 million, or $0.19 per diluted share, related to costs associated with retiring its outstanding 5.0% Convertible Senior Notes due 2029 (“5% Notes”).

Q3 2013 Highlights

•	Total revenue up 5.4% compared to the prior year quarter

•	New revenue increased $65.4 million, or 5.5%, over prior year quarter

•	Pre-owned revenue increased $31.9 million, or 6.0%, over prior year quarter

•	All-time 3rd quarter record retailing 34,087 new units (excludes fleet)

•	All-time record retailing 27,632 pre-owned units

•	Pre-owned average quarterly volume per store per month at a record level - 91 units

•	Q3 record fixed operations gross profit of $149.1 million, up $8.6 million, or 6.1%, compared to the prior year quarter

•	Q3 record finance and insurance gross profit of $68.7 million, up 6.8%, and profit per retail unit of $1,114

•	SG&A to gross profit % was 78.1%; adjusted for customer experience, pre-owned and SOX remediation costs discussed below amount was 76.7%

•	Acquired two luxury dealerships in Denver, CO

Sonic is targeting adjusted fully diluted earnings per share from continuing operations at $1.96-$2.03 for the full year 2013.

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to anticipated growth in used vehicle sales, and future success and impacts from the implementation of our strategic initiatives. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2012 and quarterly report on Form 10-Q for the period ended June 30, 2013. The Company does not undertake any obligation to update forward-looking information.

###

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400 C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(Dollars and shares in thousands, except per share amounts)

This release contains certain non-GAAP financial measures (the “Adjusted” columns) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures (the “Reported” columns) in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Third Quarter Ended September 30, 2013			Third Quarter Ended September 30, 2012
	Reported	Adjustments	Adjusted	Reported	Adjustments		Adjusted
Revenues:
New retail vehicles	$1,219,525	$—	$1,219,525	$1,158,524	$—		$1,158,524
Fleet vehicles	41,745	—	41,745	37,302	—		37,302

Total new vehicles	1,261,270	—	1,261,270	1,195,826	—		1,195,826
Used vehicles	559,848	—	559,848	527,914	—		527,914
Wholesale vehicles	42,731	—	42,731	52,280	—		52,280

Total vehicles	1,863,849	—	1,863,849	1,776,020	—		1,776,020
Parts, service and collision repair	309,600	—	309,600	287,311	—		287,311
Finance, insurance and other	68,747	—	68,747	64,390	—		64,390

Total revenues	2,242,196	—	2,242,196	2,127,721	—		2,127,721
Gross profit	326,081	—	326,081	304,428	—		304,428
Selling, general and administrative expenses	(254,564)	—	(254,564)	(235,328)	—		(235,328)
Impairment charges	(18)	—	(18)	(23)	—		(23)
Depreciation and amortization	(13,744)	—	(13,744)	(11,295)	—		(11,295)

Operating income (loss)	57,755	—	57,755	57,782	—		57,782
Other income (expense):
Interest expense, floor plan	(5,463)	—	(5,463)	(4,799)	—		(4,799)
Interest expense, other, net	(13,553)	—	(13,553)	(15,632)	1,167	(1)	(14,465)
Other income (expense), net	29	—	29	(17,274)	17,320	(2)	46

Total other income (expense)	(18,987)	—	(18,987)	(37,705)	18,487		(19,218)

Income (loss) from continuing operations before taxes	38,768	—	38,768	20,077	18,487		38,564
Provision for income taxes - benefit (expense)	(14,066)	—	(14,066)	(7,751)	(7,210)		(14,961)

Income (loss) from continuing operations	24,702	—	24,702	12,326	11,277		23,603

Income (loss) from discontinued operations	(1,375)	—	(1,375)	(2,284)	—		(2,284)

Net income (loss)	$23,327	$—	$23,327	$10,042	$11,277		$21,319

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.46	$—	$0.46	$0.22	$0.18		$0.40
Earnings (loss) per share from discontinued operations	(0.02)	—	(0.02)	(0.04)	0.01		(0.03)

Earnings (loss) per common share	$0.44	$—	$0.44	$0.18	$0.19		$0.37

Weighted average common shares outstanding	52,918		52,918	59,011			59,011
Gross Margin Data (Continuing Operations):
New retail vehicles	5.9%		5.9%	5.7%			5.7%
Fleet vehicles	2.5%		2.5%	2.5%			2.5%
Total new vehicles	5.7%		5.7%	5.6%			5.6%
Used vehicles	7.0%		7.0%	6.7%			6.7%
Wholesale vehicles	(7.5%)		(7.5%)	(6.5%)			(6.5%)
Parts, service and collision repair	48.2%		48.2%	48.9%			48.9%
Finance, insurance and other	100.0%		100.0%	100.0%			100.0%
Overall gross margin	14.5%		14.5%	14.3%			14.3%
SG&A Expenses (Continuing Operations):
Compensation	$151,683			$140,771
Advertising	14,132			12,498
Rent	18,901			18,619
Other	69,848			63,440

Total SG&A expenses	$254,564	$—	$254,564	$235,328	$—		$235,328
SG&A expenses as % of gross profit	78.1%		78.1%	77.3%			77.3%
Operating Margin %	2.6%		2.6%	2.7%			2.7%
Unit Data (Continuing Operations):
New retail units	34,087			33,264
Fleet units	1,451			1,325

Total new units	35,538			34,589
Used units	27,632			26,610
Wholesale units	7,641			8,931

(1)	Represents double-carry interest on the 7.0% Senior Subordinated Notes.
(2)	Represents loss on extinguishment of the 5.0% Convertible Senior Notes.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(Dollars and shares in thousands, except per share amounts)

	Nine Months Ended September 30, 2013				Nine Months Ended September 30, 2012
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
Revenues:
New retail vehicles	$3,520,343	$—		$3,520,343	$3,286,285	$—		$3,286,285
Fleet vehicles	131,143	—		131,143	126,585	—		126,585

Total new vehicles	3,651,486	—		3,651,486	3,412,870	—		3,412,870
Used vehicles	1,625,006	—		1,625,006	1,564,414	—		1,564,414
Wholesale vehicles	134,556	—		134,556	138,506	—		138,506

Total vehicles	5,411,048	—		5,411,048	5,115,790	—		5,115,790
Parts, service and collision repair	913,290	—		913,290	875,206	—		875,206
Finance, insurance and other	203,461	—		203,461	185,737	—		185,737

Total revenues	6,527,799	—		6,527,799	6,176,733	—		6,176,733
Gross profit	962,907	—		962,907	921,034	—		921,034
Selling, general and administrative expenses	(748,479)	—		(748,479)	(712,228)	—		(712,228)
Impairment charges	(69)	—		(69)	(57)	—		(57)
Depreciation and amortization	(39,020)	—		(39,020)	(33,399)	—		(33,399)

Operating income (loss)	175,339	—		175,339	175,350	—		175,350
Other income (expense):
Interest expense, floor plan	(16,267)	—		(16,267)	(13,919)	—		(13,919)
Interest expense, other, net	(42,302)	788	(1)	(41,514)	(45,875)	1,167	(3)	(44,708)
Other income (expense), net	(28,143)	28,235	(2)	92	(19,809)	19,898	(4)	89

Total other income (expense)	(86,712)	29,023		(57,689)	(79,603)	21,065		(58,538)

Income (loss) from continuing operations before taxes	88,627	29,023		117,650	95,747	21,065		116,812
Provision for income taxes - benefit (expense)	(33,510)	(11,319)		(44,829)	(33,277)	(11,784	)(5)	(45,061)

Income (loss) from continuing operations	55,117	17,704		72,821	62,470	9,281		71,751

Income (loss) from discontinued operations	(1,582)	—		(1,582)	(3,751)	—		(3,751)

Net income (loss)	$53,535	$17,704		$71,239	$58,719	$9,281		$68,000

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$1.03	$0.34		$1.37	$1.06	$0.15		$1.21
Earnings (loss) per share from discontinued operations	(0.03)	—		(0.03)	(0.06)	—		(0.06)

Earnings (loss) per common share	$1.00	$0.34		$1.34	$1.00	$0.15		$1.15

Weighted average common shares outstanding	52,930			52,930	62,300			62,300
Gross Margin Data (Continuing Operations):
New retail vehicles	5.8%			5.8%	6.0%			6.0%
Fleet vehicles	2.7%			2.7%	2.9%			2.9%
Total new vehicles	5.7%			5.7%	5.9%			5.9%
Used vehicles	7.1%			7.1%	7.1%			7.1%
Wholesale vehicles	(4.7%)			(4.7%)	(3.2%)			(3.2%)
Parts, service and collision repair	48.7%			48.7%	48.9%			48.9%
Finance, insurance and other	100.0%			100.0%	100.0%			100.0%
Overall gross margin	14.8%			14.8%	14.9%			14.9%
SG&A Expenses (Continuing Operations):
Compensation	$449,791				$426,463
Advertising	41,282				37,107
Rent	56,344				57,198
Other	201,062				191,460

Total SG&A expenses	$748,479	$—		$748,479	$712,228	$—		$712,228
SG&A expenses as % of gross profit	77.7%			77.7%	77.3%			77.3%
Operating Margin %	2.7%			2.7%	2.8%			2.8%
Unit Data (Continuing Operations):
New retail units	98,362				94,869
Fleet units	4,661				4,616

Total new units	103,023				99,485
Used units	80,700				78,613
Wholesale units	23,291				23,736

(1)	Represents double-carry interest on the 9.0% Senior Subordinated Notes.
(2)	Represents loss on extinguishment of the 9.0% Senior Subordinated Notes.
(3)	Represents double-carry interest on the 7.0% Senior Subordinated Notes.
(4)	Represents loss on extinguishment of the 5.0% Convertible Senior Notes.
(5)	Includes tax adjustments related to the settlement of certain tax matters.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(Dollars and shares in thousands, except per share amounts)

Per Share Data

	Third Quarter Ended September 30, 2013
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
Reported:
Earnings (loss) and shares	52,553	$24,702		$(1,375)		$23,327
Effect of participating securities:
Non-vested restricted stock and stock units		(172)		—		(172)

Basic earnings (loss) and shares	52,553	$24,530	$0.47	$(1,375)	$(0.03)	$23,155	$0.44
Effect of dilutive securities:
Stock compensation plans	365

Diluted earnings (loss) and shares	52,918	$24,530	$0.46	$(1,375)	$(0.02)	$23,155	$0.44

	Third Quarter Ended September 30, 2012
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
Reported:
Earnings (loss) and shares	55,069	$12,326		$(2,284)		$10,042
Effect of participating securities:
Non-vested restricted stock and stock units		(182)		—		(182)

Basic earnings (loss) and shares	55,069	$12,144	$0.22	$(2,284)	$(0.04)	$9,860	$0.18
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	3,534	618		2		620
Stock compensation plans	408

Diluted earnings (loss) and shares	59,011	$12,762	$0.22	$(2,282)	$(0.04)	$10,480	$0.18

Adjustments (net of tax):
Double-carry interest		$712	$0.01	$—	$—	$712	$0.01
Debt extinguishment charges		10,565	0.17	—	—	10,565	0.17
Effect of two-class method & rounding		—	—	—	0.01	—	0.01

Total adjustments		$11,277	$0.18	$—	$0.01	$11,277	$0.19
Adjusted:

Diluted earnings (loss) per share			$0.40		$(0.03)		$0.37

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(Dollars and shares in thousands, except per share amounts)

Per Share Data

	Nine Months Ended September 30, 2013
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
Reported:
Earnings (loss) and shares	52,578	$55,117		$(1,582)		$53,535
Effect of participating securities:
Non-vested restricted stock and stock units		(393)		—		(393)

Basic earnings (loss) and shares	52,578	$54,724	$1.04	$(1,582)	$(0.03)	$53,142	$1.01
Effect of dilutive securities:
Stock compensation plans	352

Diluted earnings (loss) and shares	52,930	$54,724	$1.03	$(1,582)	$(0.03)	$53,142	$1.00

Adjustments (net of tax):
Double-carry interest		$481	$0.01	$—	$—	$481	$0.01
Debt extinguishment charges		17,223	0.33	—	—	17,223	0.33

Total adjustments		$17,704	$0.34	$—	$—	$17,704	$0.34
Adjusted:

Diluted earnings (loss) per share			$1.37		$(0.03)		$1.34

	Nine Months Ended September 30, 2012
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
Reported:
Earnings (loss) and shares	53,302	$62,470		$(3,751)		$58,719
Effect of participating securities:
Non-vested restricted stock and stock units		(949)		—		(949)

Basic earnings (loss) and shares	53,302	$61,521	$1.15	$(3,751)	$(0.07)	$57,770	$1.08
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	8,563	4,599		82		4,681
Stock compensation plans	435

Diluted earnings (loss) and shares	62,300	$66,120	$1.06	$(3,669)	$(0.06)	$62,451	$1.00

Adjustments (net of tax):
Double-carry interest		$712	$0.01	$—	$—	$712	$0.01
Debt extinguishment charges		12,138	0.20	—	—	12,138	0.20
Settlement of tax matters		(3,569)	(0.06)	—	—	(3,569)	(0.06)

Total adjustments		$9,281	$0.15	$—	$—	$9,281	$0.15
Adjusted:

Diluted earnings (loss) per share			$1.21		$(0.06)		$1.15

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands, except units and per unit data)

New Vehicles

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$1,261,270	$1,195,826	$65,444	5.5%
Gross profit	$72,408	$67,312	$5,096	7.6%
Unit sales	35,538	34,589	949	2.7%
Revenue per unit	$35,491	$34,572	$919	2.7%
Gross profit per unit	$2,037	$1,946	$91	4.7%
Gross profit as a % of revenue	5.7%	5.6%	10	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$3,651,486	$3,412,870	$238,616	7.0%
Gross profit	$206,668	$200,968	$5,700	2.8%
Unit sales	103,023	99,485	3,538	3.6%
Revenue per unit	$35,443	$34,305	$1,138	3.3%
Gross profit per unit	$2,006	$2,020	$(14)	(0.7%)
Gross profit as a % of revenue	5.7%	5.9%	(20)	bps

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$1,251,683	$1,195,826	$55,857	4.7%
Gross profit	$71,605	$67,443	$4,162	6.2%
Unit sales	35,364	34,589	775	2.2%
Revenue per unit	$35,394	$34,572	$822	2.4%
Gross profit per unit	$2,025	$1,950	$75	3.8%
Gross profit as a % of revenue	5.7%	5.6%	10	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$3,641,900	$3,412,870	$229,030	6.7%
Gross profit	$205,894	$201,687	$4,207	2.1%
Unit sales	102,849	99,485	3,364	3.4%
Revenue per unit	$35,410	$34,305	$1,105	3.2%
Gross profit per unit	$2,002	$2,027	$(25)	(1.2%)
Gross profit as a % of revenue	5.7%	5.9%	(20)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands, except units and per unit data)

Used Vehicles

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$559,848	$527,914	$31,934	6.0%
Gross profit	$38,976	$35,562	$3,414	9.6%
Unit sales	27,632	26,610	1,022	3.8%
Revenue per unit	$20,261	$19,839	$422	2.1%
Gross profit per unit	$1,411	$1,336	$75	5.6%
Gross profit as a % of revenue	7.0%	6.7%	30	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$1,625,006	$1,564,414	$60,592	3.9%
Gross profit	$114,615	$110,679	$3,936	3.6%
Unit sales	80,700	78,613	2,087	2.7%
Revenue per unit	$20,136	$19,900	$236	1.2%
Gross profit per unit	$1,420	$1,408	$12	0.9%
Gross profit as a % of revenue	7.1%	7.1%	0	bps

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$554,361	$527,914	$26,447	5.0%
Gross profit	$38,587	$34,074	$4,513	13.2%
Unit sales	27,444	26,610	834	3.1%
Revenue per unit	$20,200	$19,839	$361	1.8%
Gross profit per unit	$1,406	$1,280	$126	9.8%
Gross profit as a % of revenue	7.0%	6.5%	50	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$1,619,519	$1,564,414	$55,105	3.5%
Gross profit	$114,104	$109,984	$4,120	3.7%
Unit sales	80,512	78,613	1,899	2.4%
Revenue per unit	$20,115	$19,900	$215	1.1%
Gross profit per unit	$1,417	$1,399	$18	1.3%
Gross profit as a % of revenue	7.0%	7.0%	0	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands, except units and per unit data)

Wholesale Vehicles

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$42,731	$52,280	$(9,549)	(18.3%)
Gross profit (loss)	$(3,197)	$(3,394)	$197	5.8%
Unit sales	7,641	8,931	(1,290)	(14.4%)
Revenue per unit	$5,592	$5,854	$(262)	(4.5%)
Gross profit (loss) per unit	$(418)	$(380)	$(38)	(10.0%)
Gross profit (loss) as a % of revenue	(7.5%)	(6.5%)	(100)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$134,556	$138,506	$(3,950)	(2.9%)
Gross profit (loss)	$(6,343)	$(4,399)	$(1,944)	(44.2%)
Unit sales	23,291	23,736	(445)	(1.9%)
Revenue per unit	$5,777	$5,835	$(58)	(1.0%)
Gross profit (loss) per unit	$(272)	$(185)	$(87)	(47.0%)
Gross profit (loss) as a % of revenue	(4.7%)	(3.2%)	(150)	bps

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$42,433	$52,280	$(9,847)	(18.8%)
Gross loss	$(3,191)	$(3,394)	$203	6.0%
Unit sales	7,612	8,931	(1,319)	(14.8%)
Revenue per unit	$5,574	$5,854	$(280)	(4.8%)
Gross loss per unit	$(419)	$(380)	$(39)	(10.3%)
Gross loss as a % of revenue	(7.5%)	(6.5%)	(100)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$134,257	$138,506	$(4,249)	(3.1%)
Gross loss	$(6,336)	$(4,399)	$(1,937)	(44.0%)
Unit sales	23,262	23,736	(474)	(2.0%)
Revenue per unit	$5,772	$5,835	$(63)	(1.1%)
Gross loss per unit	$(272)	$(185)	$(87)	(47.0%)
Gross loss as a % of revenue	(4.7%)	(3.2%)	(150)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands)

Parts, Service and Collision Repair (“Fixed Operations”)

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue
Customer Pay	$137,106	$131,126	$5,980	4.6%
Warranty	45,405	40,632	4,773	11.7%
Wholesale Parts	43,349	37,720	5,629	14.9%
Internal, Sublet & Other	83,740	77,833	5,907	7.6%

Total	$309,600	$287,311	$22,289	7.8%

Gross profit
Customer Pay	$75,203	$71,939	$3,264	4.5%
Warranty	24,374	21,225	3,149	14.8%
Wholesale Parts	7,881	7,249	632	8.7%
Internal, Sublet & Other	41,689	40,145	1,544	3.8%

Total	$149,147	$140,558	$8,589	6.1%

Gross profit as a % of revenue
Customer Pay	54.9%	54.9%	0	bps
Warranty	53.7%	52.2%	150	bps
Wholesale Parts	18.2%	19.2%	(100)	bps
Internal, Sublet & Other	49.8%	51.6%	(180)	bps

Total	48.2%	48.9%	(70)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue
Customer Pay	$407,252	$395,080	$12,172	3.1%
Warranty	137,489	126,343	11,146	8.8%
Wholesale Parts	124,870	115,545	9,325	8.1%
Internal, Sublet & Other	243,679	238,238	5,441	2.3%

Total	$913,290	$875,206	$38,084	4.4%

Gross profit
Customer Pay	$224,485	$217,840	$6,645	3.1%
Warranty	74,657	66,315	8,342	12.6%
Wholesale Parts	23,158	22,250	908	4.1%
Internal, Sublet & Other	122,206	121,644	562	0.5%

Total	$444,506	$428,049	$16,457	3.8%

Gross profit as a % of revenue
Customer Pay	55.1%	55.1%	0	bps
Warranty	54.3%	52.5%	180	bps
Wholesale Parts	18.5%	19.3%	(80)	bps
Internal, Sublet & Other	50.2%	51.1%	(90)	bps

Total	48.7%	48.9%	(20)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands)

Parts, Service and Collision Repair (“Fixed Operations”)

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue
Customer Pay	$134,642	$131,126	$3,516	2.7%
Warranty	44,571	40,632	3,939	9.7%
Wholesale Parts	42,695	37,720	4,975	13.2%
Internal, Sublet & Other	82,898	77,833	5,065	6.5%

Total	$304,806	$287,311	$17,495	6.1%

Gross profit
Customer Pay	$73,885	$71,939	$1,946	2.7%
Warranty	23,918	21,225	2,693	12.7%
Wholesale Parts	7,717	7,249	468	6.5%
Internal, Sublet & Other	41,037	39,836	1,201	3.0%

Total	$146,557	$140,249	$6,308	4.5%

Gross profit as a % of revenue
Customer Pay	54.9%	54.9%	0	bps
Warranty	53.7%	52.2%	150	bps
Wholesale Parts	18.1%	19.2%	(110)	bps
Internal, Sublet & Other	49.5%	51.2%	(170)	bps

Total	48.1%	48.8%	(70)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue
Customer Pay	$404,788	$395,080	$9,708	2.5%
Warranty	136,655	126,343	10,312	8.2%
Wholesale Parts	124,216	115,545	8,671	7.5%
Internal, Sublet & Other	242,836	238,238	4,598	1.9%

Total	$908,495	$875,206	$33,289	3.8%

Gross profit
Customer Pay	$223,166	$217,840	$5,326	2.4%
Warranty	74,511	66,315	8,196	12.4%
Wholesale Parts	22,995	22,250	745	3.3%
Internal, Sublet & Other	121,261	120,986	275	0.2%

Total	$441,933	$427,391	$14,542	3.4%

Gross profit as a % of revenue
Customer Pay	55.1%	55.1%	0	bps
Warranty	54.5%	52.5%	200	bps
Wholesale Parts	18.5%	19.3%	(80)	bps
Internal, Sublet & Other	49.9%	50.8%	(90)	bps

Total	48.6%	48.8%	(20)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands, except per unit data)

Finance, Insurance and Other (“F&I”)

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$68,747	$64,390	$4,357	6.8%
Gross profit per retail unit (excludes fleet)	$1,114	$1,075	$39	3.6%

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$203,461	$185,737	$17,724	9.5%
Gross profit per retail unit (excludes fleet)	$1,136	$1,071	$65	6.1%

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$68,267	$64,240	$4,027	6.3%
Gross profit per retail unit (excluding fleet)	$1,113	$1,073	$40	3.7%

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$202,996	$185,081	$17,915	9.7%
Gross profit per retail unit (excluding fleet)	$1,136	$1,067	$69	6.5%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands)

Selling, General and Administrative (“SG&A”) Expenses

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Compensation	$151,683	$140,771	$(10,912)	(7.8%)
Advertising	14,132	12,498	(1,634)	(13.1%)
Rent	18,901	18,619	(282)	(1.5%)
Other	69,848	63,440	(6,408)	(10.1%)

Total	$254,564	$235,328	$(19,236)	(8.2%)

SG&A as a % of gross profit
Compensation	46.5%	46.2%	(30)	bps
Advertising	4.3%	4.1%	(20)	bps
Rent	5.8%	6.1%	30	bps
Other	21.5%	20.9%	(60)	bps

Total	78.1%	77.3%	(80)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Compensation	$449,791	$426,463	$(23,328)	(5.5%)
Advertising	41,282	37,107	(4,175)	(11.3%)
Rent	56,344	57,198	854	1.5%
Other	201,062	191,460	(9,602)	(5.0%)

Total	$748,479	$712,228	$(36,251)	(5.1%)

SG&A as a % of gross profit
Compensation	46.7%	46.3%	(40)	bps
Advertising	4.3%	4.0%	(30)
Rent	5.9%	6.2%	30	bps
Other	20.8%	20.8%	(0)	bps

Total	77.7%	77.3%	(40)	bps